LONGLEAF PARTNERS FUNDS TRUST(SM)

SUPPLEMENT DATED FEBRUARY 6, 2004
TO PROSPECTUS DATED MAY 1, 2003,
AS SUPPLEMENTED SEPTEMBER 15, 2003
AND OCTOBER 20, 2003

Longleaf Partners International Fund

      The Board of Trustees of Longleaf Partners International Fund (the “International Fund”) and Southeastern Asset Management, Inc. (“Southeastern”) have decided to close the International Fund, effective at 4:00 PM Eastern Standard Time on Friday, February 6, 2004. Existing shareholders may continue to add to their accounts, and exceptions to the Fund’s closure are identical to those of the Small-Cap Fund, found on page 28 of the Prospectus. Accordingly, the Prospectus shall be amended as follows:

•	On the inside front cover, under the description of Longleaf Partners International Fund, insert “(Closed to new investors)”;

•	On page 10, under Initial Public Offering, insert “(Closed to new investors since February 6, 2004)”;

•	On page 24, restate the first sentence following Funds Open to New Shareholders, to read “The Partners Fund is open to new shareholders.” In the next sentence state, “The International Fund and the Small-Cap Fund are closed to new shareholders unless you meet one of the exceptions outlined on page 28.”

•	On page 28, restate the language following Closed Fund Exceptions to read, “The International Fund closed to new investors on February 6, 2004. The Small Cap Fund closed to new investors on July 31, 1997. The following investors may open new accounts in these respective Funds for an initial investment of $10,000:”. In the remainder of this section, wherever the words “Small-Cap Fund” appear, amend the language to read “International Fund or Small-Cap Fund.”

LONGLEAF PARTNERS FUNDS(SM)

Managed By
SOUTHEASTERN ASSET MANAGEMENT, INC.
6410 Poplar Avenue, Suite 900
Memphis, Tennessee 38119
(800) 445-9469

      The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.